Capital and Reserves	6 Months Ended
Jun. 30, 2025
Capital and Reserves [Abstract]
Capital and reserves

8.      Capital and reserves

a)      During the six-month period ended June 30, 2025, the Company granted restricted shares to its directors and employees. The restricted shares were measured at their respective grant dates, resulting in an increase in capital surplus of USD 1,303,700, with a corresponding amount recognized as unearned compensation presented as a deduction from equity. No common shares were issued at the grant dates.

b)      For the six months ended June 30, 2025, USD 170,263 of share-based compensation expense was recognized under the employee share option plan, with a corresponding increase in capital surplus.

c)      On May 11, 2025, the Company issued 27,934 (558,677 prior to 1 to 20 reverse share split) common shares as earn-out consideration in connection with the acquisition of Green Quest. As a result of the issuance, capital surplus increased by USD 123,107.

d)      During the six-month period ended June 30, 2025, the Company partially settled a senior convertible note issued to 3i by issuing 100,112 (2,002,222 prior to 1 to 20 reverse share split) common shares. As a result of the partial settlement, capital surplus increased by USD 1,329,737.

e)      On January 23, 2025, the Company issued commitment shares as consideration for Tumim’s commitment, resulting in a reclassification from capital surplus to ordinary share capital of USD 12.

f)      During May 2025 through the reporting date, the Company issued 55,850 (1,117,000 prior to 1 to 20 reverse share split) common shares to Tumim Stone Capital, LLC pursuant to an equity line of credit arrangement. As a result of this transaction, capital surplus increased by USD 690,112.